EXHIBIT 10.4

COLLATERAL ASSIGNMENT OF RIGHTS UNDER SALE DOCUMENTS

THIS COLLATERAL ASSIGNMENT OF RIGHTS UNDER SALE DOCUMENTS (this “Collateral Assignment”) is made as of August 7, 2019, by ABE SOUTH DAKOTA, LLC, a Delaware limited liability company (“the “Assignor”), in favor of AGCOUNTRY FARM CREDIT SERVICES, PCA (the “Lender”).

RECITALS:

A.Assignor and Advanced BioEnergy, LLC (collectively with Assignor, the “Seller Parties”) have entered into that certain Asset Purchase Agreement dated as of August 1, 2019 (as the same may be amended,  restated, supplemented or otherwise  modified from time to time, the “Purchase Agreement”) with Glacial Lakes Energy, LLC, as Buyer;

B.Pursuant to the Purchase Agreement, the Assignor has been granted certain rights and remedies, and certain other parties thereto have made certain representations, warranties and covenants to and in favor of the Assignor;

C.Lender has made certain loans and other credit accommodations to and for the benefit of Assignor, and taken certain mortgages, liens, and security interests in substantially all of Assignor’s property, pursuant to that certain Master Credit Agreement dated as of December 29, 2015, together with the First, Second, Third, Fourth, and Fifth Supplements thereto (collectively, and as any of foregoing has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and certain other mortgages, notes, security agreements and other instruments, agreements and documents related thereto; and

D.Lender requires, among other things, as a condition to extending certain financial accommodations to the Assignor pursuant to the Credit Agreement, that the Assignor enter into this Collateral Assignment.

NOW, THEREFORE, in consideration of the premises set forth herein and to induce Lender to extend certain additional financial accommodations to Borrower, and to waive certain Defaults and Events of Default under the Credit Agreement, the parties hereto agree as follows:

1.Terms Defined in the Credit Agreement.  All terms which are capitalized and which are defined in the Credit Agreement, including terms incorporated therein by reference, are used herein as defined therein (and such definitions are incorporated herein by reference), unless otherwise defined herein or unless the context clearly requires otherwise.

2.Collateral Assignment of Rights and Remedies.  To secure payment and performance of the Obligations, Assignor hereby collaterally assigns to Lender all of Assignor’s rights and remedies with respect to, and title and interest in the Purchase Agreement and each other agreement or other instrument or document executed or delivered in connection therewith (collectively, the “Acquisition Documents”); provided, however, that Lender may only exercise such rights and remedies or take any action with respect to such title and interest upon and following the occurrence and during the continuance of an Event of Default. Assignor may exercise such rights and remedies or take any action with respect to such title and interest until (but not upon or after): (a) the occurrence of an Event of Default and during the continuance thereof and (b) Lender giving written notice thereof to the Assignor.

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3.Authorization of the Lender.  Assignor irrevocably authorizes and empowers Lender, in Lender’s sole discretion, upon or following the occurrence of an Event of Default and during the continuance thereof, to: (i) assert, either in its own name or in the name of Assignor, any claim Assignor may have from time to time against any other party to the Purchase Agreement with respect to the Purchase Agreement and each other Acquisition Document, (ii) exercise any or all of the rights and remedies afforded to Assignor under the Purchase Agreement and each other Acquisition Document and all rights and remedies under applicable law, in addition to such rights and remedies as are provided herein or in any of the other Loan Documents, and (iii) receive and collect any amounts due to Assignor in respect of any Acquisition Document and to apply all such amounts, net of all expenses (including, without limitation, attorneys’ fees) incurred by Lender in connection with enforcement of any such claim and collection of any such amounts, on account of any of the Obligations. Assignor irrevocably makes, constitutes and appoints the Lender (and all officers, employees or agents designated by Lender) as Assignor’s true and lawful attorney and agent-in-fact for the purpose of enabling Lender to, at any time after the occurrence and during the continuance of an Event of Default, assert such claims, exercise such rights and collect such amounts in the manner set forth herein. Such appointment is coupled with an interest and is irrevocable.

4.Acknowledgment.  Assignor acknowledges and agrees that Lender shall not be obligated to perform or discharge any obligation, duty or liability of Assignor or any other Person under the Purchase Agreement. Nothing in this Collateral Assignment shall reduce, limit or otherwise alter (a) the Assignor’s obligations to any other party under the Purchase Agreement or any other Acquisition Document, or (b) any party’s (other than Assignor) rights and privileges under the Purchase Agreement or any other Acquisition Document.

5.Waivers and Amendments to Acquisition Documents.  Assignor further agrees not to waive any of its rights or remedies under, or any of its right and title in, or to amend or modify the Purchase Agreement or any other Acquisition Document in a manner materially adverse to the interests of Lender without the prior written consent of Lender, which shall not be unreasonably withheld, conditioned or delayed.

6.Successors and Assigns.  This Collateral Assignment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Assignor and its successors, assigns, heirs and legal representatives.

7.Waivers.  No failure on the part of Lender to exercise, and no delay in exercising, any remedy, right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege, and no waiver whatsoever shall be valid unless in writing signed by the Lender and then only to the extent specifically set forth in such writing.

8.Cumulative Remedies.  All remedies, rights, powers and privileges, either under this Collateral Assignment, the Credit Agreement, the other Loan Documents or otherwise afforded Lender, shall be cumulative and not exclusive of any other such remedies, rights, powers and privileges.  The Lender may exercise all such remedies, rights, powers and privileges in any order of priority.

9.Governing Law and Construction.  This Collateral Assignment shall be construed in accordance with and governed by the internal law, and not the law of conflicts, of the state of North Dakota.  Whenever possible each provision of this Collateral Assignment shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Collateral Assignment shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Collateral Assignment.  In the event of any conflict within, between or among the provisions of this Collateral Assignment and the Credit Agreement, any of the other Loan Documents or any other statement, instrument or transaction contemplated hereby or relating hereto, those provisions giving Lender the greater right against the Assignor shall govern.

10.Electronic Signatures.  The delivery of a copy of an executed signature page to this Collateral Assignment by telecopier or other electronic means (including by email) shall be effective as delivery of a manually executed Collateral Assignment.

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signature page follows]

IN WITNESS WHEREOF, this document has been executed and delivered as of the date first above written.

ABE SOUTH DAKOTA, LLC

By:  __/s/ Richard R. Peterson_____________

Name:  Richard R. Peterson

Title:    President and Chief Executive Officer

[Signature page to Collateral Assignment]